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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 30, 2003
                        (Date of earliest event reported)





                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                       0-30121             22-2050748
 (State or other jurisdiction of        (Commission         (I.R.S. Employer
  incorporation or organization)        File Number)        Identification No.)


1020 BRIGGS ROAD, MOUNT LAUREL, NEW JERSEY                       08054
 (Address of principal executive offices)                      (Zip Code)


                                 (856) 787-2700
              (Registrant's telephone number, including area code)

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ITEM 9.    REGULATION FD DISCLOSURE


           On April 30, 2003, Ulticom, Inc. (the "Company") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ending January 31, 2003. In connection with such report, the Company submitted to the Securities and Exchange Commission the certifications of the principal executive officer and the principal financial officer of the Company as required pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

           A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

           In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ULTICOM, INC.


Dated:  April 30, 2003                          /s/ Shawn K. Osborne
                                                --------------------------------

                                                Name:  Shawn K. Osborne
                                                Title: President and
                                                       Chief Executive Officer




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                                  EXHIBIT INDEX



       Exhibit No.                     Description
       -----------                     -----------

          99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.